                                                                    EXHIBIT 10.1



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                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


                                      among


                                 FIREPOND, INC.,

                                       and

                          THE SHAREHOLDERS NAMED HEREIN




                            Dated: February 23, 1999











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

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----

1.       DEFINITIONS.............................................................3

2.       GENERAL: SECURITIES SUBJECT TO THIS AGREEMENT...........................9
         (a)      GRANT OF RIGHTS................................................9
         (b)      REGISTRABLE SECURITIES.........................................9
         (c)      HOLDERS OF REGISTRABLE SECURITIES..............................9

3.       DEMAND REGISTRATION....................................................10
         (a)      REQUEST FOR DEMAND REGISTRATION...............................10
         (b)      INCIDENTAL OR "PIGGY-BACK" Rights with Respect to a Demand
                  REGISTRATION..................................................10
         (c)      EFFECTIVE DEMAND REGISTRATION.................................11
         (d)      EXPENSES......................................................11
         (e)      UNDERWRITING PROCEDURES.......................................11
         (f)      SELECTION OF UNDERWRITERS.....................................12

4.       FORM S-3...............................................................12
         (a)      REQUEST FOR S-3 REGISTRATION..................................12
         (b)      FORM S-3 UNDERWRITING PROCEDURES..............................12
         (c)      LIMITATIONS ON FORM S-3 REGISTRATIONS.........................13
         (d)      NO DEMAND REGISTRATION........................................13
         (e)      EXPENSES......................................................13
         (f)      SELECTION OF UNDERWRITERS.....................................14

5.       INCIDENTAL OR "PIGGY-BACK" REGISTRATION................................14
         (a)      REQUEST FOR INCIDENTAL REGISTRATION...........................14
         (b)      EXPENSES......................................................15

6.       HOLDBACK AGREEMENTS....................................................15
         (a)      RESTRICTIONS ON PUBLIC SALE BY DESIGNATED HOLDERS.............15
         (b)      RESTRICTIONS ON PUBLIC SALE BY THE COMPANY....................15

7.       REGISTRATION PROCEDURES................................................16
         (a)      OBLIGATIONS OF THE COMPANY....................................16
         (b)      SELLER INFORMATION............................................19
         (c)      NOTICE TO DISCONTINUE.........................................19
         (d)      REGISTRATION EXPENSES.........................................20

8.       Indemnification: Contribution..........................................20
         (a)      INDEMNIFICATION BY THE COMPANY................................20
         (b)      INDEMNIFICATION BY DESIGNATED HOLDERS.........................20





                                      (i)


         (c)      CONDUCT OF INDEMNIFICATION PROCEEDINGS........................21
         (d)      CONTRIBUTION..................................................21

9.       REPORTS UNDER THE EXCHANGE ACT.........................................22

10.      Miscellaneous..........................................................23
         (a)      RECAPITALIZATIONS. EXCHANGES. ETC.............................23
         (b)      NO INCONSISTENT AGREEMENTS....................................23
         (c)      REMEDIES......................................................23
         (d)      AMENDMENTS AND WAIVERS........................................23
         (e)      NOTICES.......................................................24
         (f)      SUCCESSORS AND ASSIGNS........................................26
         (g)      THIRD PARTY BENEFICIARIES.....................................26
         (h)      COUNTERPARTS..................................................26
         (i)      HEADINGS......................................................27
         (j)      GOVERNING LAW.................................................27
         (k)      SEVERABILITY..................................................27
         (l)      ENTIRE AGREEMENT..............................................27
         (m)      FURTHER ASSURANCES............................................27
         (n)      AGGREGATION OF STOCK..........................................27



Schedule 1........Major Shareholders
Schedule 2........Other Shareholders






                                      (ii)

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made, by and among FirePond, Inc. (f/k/a Clear With Computers, Inc. and CWC Incorporated), a Minnesota corporation (the "Company"), General Atlantic Partners 40, L.P., a Delaware limited partnership ("GAP 40"), General Atlantic Partners 46, L.P., a Delaware limited partnership ("GAP 46"), General Atlantic Partners 52, L.P., a Delaware limited partnership ("GAP 52"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), GAP Coinvestment Partners 11, L.P., a Delaware limited partnership ("GAP Coinvestment IF'), Jerome D. Johnson ("Johnson"), Rachel Lee Johnson Trust ("Johnson Trust #1"), Anne Marie Johnson Trust ("Johnson Trust #2"), Ramsey/Beirne Associates Incorporated ("Ramsey/Beirne"), Ori Sasson ("Sasson"), TCV III (GP), a Delaware general partnership ("TCV III GP"), TCV III, L.P., a Delaware limited partnership ("TCV III LP"), TCV III (Q), L.P., a Delaware limited partnership ("TCV III Q"), TCV III Strategic Partners, L.P., a Delaware limited partnership, ("TCV III SP" and, collectively with TCV III GP, TCV III LP and TCV III Q, "TCV") and Lehman Brothers VC Partners L.P., a Delaware limited partnership ("Lehman").

                                    RECITALS

         WHEREAS, this Agreement amends and restates in its entirety that certain REGISTRATION RIGHTS AGREEMENT, dated May 20, 1997 (the "Original Agreement"), among the Company, GAP 40, GAP Coinvestment, and the shareholders listed on SCHEDULE 1 thereto, as amended on July 30, 1997 by AMENDMENT NO. 1 (the "First Amendment") among the Company, GAP 40, GAP Coinvestment, Johnson, Johnson Trust #1, Johnson Trust #2, Ramsey/Beirne and Sasson, and as further amended on April 30, 1998 by AMENDMENT NO. 2 (the "Second Amendment"), among the Company, GAP 46, GAP 40, GAP Coinvestment, Johnson, Johnson Trust #1, Johnson Trust #2, Ramsey/Beirne and Sasson;

         WHEREAS, the Original Agreement was made in connection with the Preferred Stock and Warrant Purchase Agreement, dated May 9, 1997 (the "Series A Stock Purchase Agreement"), among the Company, CWC International, Inc., Clear With Computers of Michigan, Inc., Quality Disk Copy, Inc., Clear with Leasing, Inc., CWC Studios, LLC, GAP 40 and GAP Coinvestment, pursuant to which the Company agreed to, among other things, issue and sell: (a) to GAP 40, and GAP 40 agreed to purchase from the Company, (i) an aggregate of 709,973 shares of Series A Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Series A Preferred Stock") and (ii) a warrant (the "GAP LP Warrant") to purchase, subject to the terms and conditions thereof, an aggregate of 161,387 shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series B Preferred Stock"); and (b) to GAP Coinvestment, and GAP Coinvestment agreed to purchase from the Company, (i) an aggregate of 127,803 shares of Series A Preferred Stock and (ii) a warrant (the "GAPCO Warrant" and, together with the GAP LP Warrant, the "Warrants") to purchase, subject to the terms and conditions thereof, an aggregate of 29,051 shares of Series B Preferred Stock. Each share of Series A Preferred

Stock and Series B Preferred Stock is convertible (subject to adjustment) into one (1) share of Common Stock, par value $.01, of the Company (the "Common Stock"); and

         WHEREAS, the First Amendment was made in connection with (a) the Series C Stock Purchase Agreement, dated July 30, 1997 (the "Series C Stock Purchase Agreement"), among the Company, Ramsey/Beirne and Sasson, pursuant to which the Company agreed to, among other things, sell to each of Ramsey/Beirne and Sasson the aggregate number of shares, par value $.01 per share, of Series C Convertible Participating Preferred Stock of the Company (the "Series C Preferred Stock") set forth opposite their names on Schedule 2 thereto; and (b) the warrant, dated July 30, 1997 (the "Ramsey/Beirne Warrant"), issued to Ramsey/Beirne to purchase, subject to the terms and conditions thereof, an aggregate of 300,000 shares of Common Stock; and

         WHEREAS, the Second Amendment was made in connection with (a) the Series E Preferred Stock Purchase Agreement, dated April 30, 1998 (the "Series E Stock Purchase Agreement"), among the Company, GAP 46 and GAP Coinvestment, pursuant to which the Company agreed to, among other things, sell to each of GAP 46 and GAP Coinvestment an aggregate of 3,194,234 shares and 608,048 shares, respectively, of the Company's Series E Convertible Participating Preferred Stock, par value $.01 per share (the "Series E Preferred Stock"); and (b) that certain Amendment No. 2 ("Amendment No. 2 to the Shareholders Agreement"), dated April 30, 1998 and among the parties thereto, to the Shareholders Agreement, dated May 20, 1997, as amended by Amendment No. 1 thereto on July 30, 1997, among the Company, GAP 40, GAP Coinvestment, Johnson, Johnson Trust #1, Johnson Trust #2, Ramsey/Beirne and Sasson; and

         WHEREAS, this Agreement is made in connection with (a) the Series F Preferred Stock and Warrant Purchase Agreement, dated the date hereof (the "Series F Stock Purchase Agreement"), between the Company, GAP 52, GAP Coinvestment II, TCV and Lehman (each a "Series F Purchaser" and collectively, the "Series F Purchasers"), pursuant to which the Company has agreed to, among other things, (i) sell to each Series F Purchaser that number of shares of the Company's Series F Convertible Preferred Stock, par value $.01 per share (the "Series F Preferred Stock") set forth opposite such Series F Purchaser's name on EXHIBIT A to said Series F Stock Purchase Agreement and (ii) sell to each Series F Purchaser that number of warrants to purchase Series F Preferred Stock (the "Series F Warrants") set forth opposite such Series F Purchaser's name on EXHIBIT A to said Series F Stock Purchase Agreement; (b) the Amended and Restated Shareholders Agreement, dated the date hereof and among the parties thereto, amending the Shareholders Agreement, dated May 20, 1997, as amended by Amendments No. 1 and No. 2 thereto dated, respectively, July 30, 1997 and April 30, 1998, among the Company, GAP 46, GAP 40, GAP Coinvestment, Johnson, Johnson Trust #1, Johnson Trust #2, Ramsey/Beirne and Sasson; and (c) that certain Exchange Agreement dated the date hereof (the "Series E Exchange Agreement"), by and among the Company, GAP 40, GAP 46 and GAP Coinvestment pursuant to which GAP 40 will exchange 3,156,559 shares of Series E Preferred Stock for 3,156,559 shares of Series G Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Series G Preferred Stock"), GAP 46 will exchange 3,194,234 shares of Series E Preferred Stock for 3,194,234 shares of Series G Preferred Stock and GAP Coinvestment will exchange 1,253,770 shares of Series E Preferred Stock for 1,253,770 shares of Series G Preferred Stock.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, representing (i) the Company, (ii) the FirePond Shareholders (as hereinafter defined) holding Registrable Securities (as hereinafter defined) representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the FirePond Shareholders and (iii) the holders of Registrable Securities representing (after giving effect to any adjustments) at least 75 % of (x) the aggregate number of Registrable Securities owned by all of the General Atlantic Shareholders (as hereinafter defined) plus (y) the aggregate number of Registrable Securities owned by the Ramsey/Beirne Shareholders (as hereinafter defined) and the Sasson Shareholders (as hereinafter defined), as a group, hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement the following terms have the meanings indicated:

         "AFFILIATE" shall mean (a) any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act and
(b) the following Persons, who shall be deemed to be Affiliates of GAP 40, GAP 46 and GAP 52: (i) GAP LLC, the members of GAP LLC and the limited partners of GAP 40, GAP 46 or GAP 52; (ii) any Affiliate of the limited partners of GAP 40, GAP 46 or GAP 52; and (iii) any limited liability company or partnership, a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. In addition, GAP 40, GAP 46, GAP 52, GAP Coinvestment and GAP Coinvestment II shall be deemed to be Affiliates of one another. Notwithstanding the foregoing, no Person that competes with a line or lines of business of the Company shall be considered an Affiliate of GAP 40, GAP 46, GAP 52, GAP Coinvestment, GAP Coinvestment II Lehman, TCV or the Ramsey/Beirne Shareholders or any of the Sasson Shareholders.

         "AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "AMENDMENT NO. 2 TO THE SHAREHOLDERS AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "APPROVED UNDERWRITER" has the meaning set forth in Section 3(f) of this Agreement.

         "COMMON STOCK " means the common stock, par value $.01 per share, of the Company or any other capital stock of the Company into which such shares are converted, reclassified, reconstituted or exchanged.

         "COMPANY" has the meaning assigned to such term in the recital to this Agreement.

         "COMPANY UNDERWRITER" has the meaning set forth in Section 5(a) of this Agreement.

         "DEMAND REGISTRATION" has the meaning set forth in Section 3(a) of this Agreement.

         "DESIGNATED HOLDER" means (i) each of the FirePond Shareholders, each of the General Atlantic Shareholders, each of the Ramsey/Beirne Shareholders, each of the Sasson Shareholders, each of the TCV Shareholders, each of the Lehman Shareholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Shareholders Agreement and Section 10(f) of this Agreement and (ii) the shareholders listed on Schedule 2 hereto and any transferee of them to whom Registrable Securities have been transferred in accordance with the provisions of Section 10(f) of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "FIREPOND SHAREHOLDERS" means the Major Shareholders and any Permitted Transferee (as defined in the Shareholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

         "FIRST AMENDMENT" has the meaning assigned to such term in the recital to this Agreement.

         "GAP 40" has the meaning assigned to such term in the recital to this Agreement.

         "GAP 46" has the meaning assigned to such term in the recital to this Agreement.

         "GAP 52" has the meaning assigned to such term in the recital to this Agreement

         "GAP COINVESTMENT" has the meaning assigned to such term in the recital to this Agreement.

         "GAP COINVESTMENT I" has the meaning assigned to such term in the recital to this Agreement.

         "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP 40, GAP 46, GAP 52 and any successor to such entity.

         "GAP LP WARRANT" has the meaning assigned such term in the recital to this Agreement.

         "GAPCO WARRANT" has the meaning assigned such term in the recital to this Agreement.

         "GENERAL ATLANTIC SHAREHOLDERS" means GAP 40, GAP 46, GAP 52, GAP Coinvestment, GAP Coinvestment II and any Permitted Transferee (as defined in the Shareholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

         "HOLDERS' COUNSEL" has the meaning set forth in Section 7(a)(i) of this Agreement.

         "INCIDENTAL REGISTRATION" has the meaning set forth in Section 5(a) of this Agreement.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 8(c) of this Agreement.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 8(c) of this Agreement.

         "INITIAL PUBLIC OFFERING" means a firm commitment underwritten initial public offering pursuant to an effective Registration Statement filed under the Securities Act covering the offer and sale of shares of Common Stock for the account of the Company.

         "INITIATING HOLDER(S)" has the meaning set forth in Section 3(a) of this Agreement.

         "INSPECTOR" has the meaning set forth in Section 7(a)(viii) of this Agreement.

         "IPO EFFECTIVENESS DATE" means the effective date of the registration statement filed in connection with the Company's Initial Public Offering.

         "JOHNSON" has the meaning assigned to such term in the recital of this Agreement.

         "JOHNSON TRUST # 1" has the meaning assigned to such term in the recital to this Agreement.

         "JOHNSON TRUST #2" has the meaning assigned to such term in the recital to this Agreement.

         "LEHMAN" has the meaning assigned to such term in the recital of this Agreement.

         "LEHMAN SHAREHOLDERS" means Lehman and any Permitted Transferee (as defined in the Shareholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

         "MAJOR SHAREHOLDERS" means Johnson, Johnson Trust #1 and Johnson Trust #2.

         "MARKET PRICE" means (a) if such shares are listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the last reported sale price of a share of Common Stock on such exchange on each of such days or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange; or (b) if such shares are not so listed or admitted to unlisted trading privileges, the mean of the last bid and asked prices reported for a share of Common Stock on each of such days (i) by the National

Association of Securities Dealers Automatic Quotation System or (ii) if reports are unavailable under clause (i) above by the National Quotation Bureau Incorporated.

         "NASD" has the meaning set forth in Section 7(a)(xiv) of this Agreement.

         "ORIGINAL AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "OTHER SHAREHOLDERS" has the meaning set forth in Section 10(g) of this Agreement.

         "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "RAMSEY/BEIRNE" means Ramsey/Beirne Associates Incorporated.

         "RAMSEY/BEIRNE SHAREHOLDERS" means Ramsey/Beirne and any Permitted Transferee (as defined in the Shareholders Agreement) thereof to whom Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

         "RAMSEY/BEIRNE WARRANT" means the warrant, dated July 30, 1997, to purchase 300,000 share of Common Stock issued by the Company to Ramsey/Beirne.

         "RECORDS" has the meaning set forth in Section 7(a)(viii) of this Agreement.

         "REGISTRABLE SECURITIES" means each of the following: (a) any and all shares of Common Stock (i) owned or acquired by the Designated Holders, but excluding any shares of Common Stock acquired by a Designated Holder in or after the Company's initial public offering which were not Restricted Securities, as defined in Rule 144 of the Securities Act, when purchased by such Designated Holder, (ii) issued or issuable upon (A) conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series F Preferred Stock or Series G Preferred Stock, or (B) exercise of the Warrants or exercise of the Series F Warrants, including, without limitation, any additional shares of Common Stock issued or issuable upon conversion of any Series B Preferred Stock or Series F Preferred Stock issued pursuant to the Warrants or the Series F Warrants or (iii) issued or issuable upon conversion of warrants exercisable for shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series F Preferred Stock or Series G Preferred Stock acquired by any of the Designated Holders after the date hereof,
(b) any other shares of Common Stock acquired or owned by any of the Designated Holders prior to the IPO Effectiveness Date, or acquired or owned by any of the Designated Holders after the IPO Effectiveness Date if such Designated Holder is an Affiliate of the Company and (c) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to shares of

Common Stock or shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series F Preferred Stock or Series G Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

         "REGISTRATION EXPENSES" has the meaning set forth in Section 7(d) of this Agreement.

         "REGISTRATION STATEMENT" means a registration statement filed pursuant to the Securities Act.

         "RESTRICTED SECURITIES" shall have the meaning set forth in Rule 144 of the Securities Act.

         "S-3 APPROVED UNDERWRITER" has the meaning set forth in Section 4(f) of this Agreement.

         "S-3 INITIATING HOLDER" has the meaning set forth in Section 4(a) of this Agreement.

         "S-3 REGISTRATION" has the meaning set forth in Section 4(a) of this Agreement.

         "SASSON" means Ori Sasson.

         "SASSON SHAREHOLDERS" means Sasson and any Permitted Transferee (as defined in the Shareholders Agreement) thereof to whom Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

         "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "SECOND AMENDMENT" has the meaning assigned to such term in the recital to this Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SERIES A PREFERRED STOCK" has the meaning assigned such term in the recital to this Agreement.

         "SERIES A STOCK PURCHASE AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "SERIES B PREFERRED STOCK" has the meaning assigned such term in the recital to this Agreement.

         "SERIES C PREFERRED STOCK" has the meaning assigned such term in the recital to this Agreement.

         "SERIES C STOCK PURCHASE AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "SERIES E EXCHANGE AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "SERIES E PREFERRED STOCK" has the meaning assigned such term in the recital to this Agreement.

         "SERIES E STOCK PURCHASE AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "SERIES F PREFERRED STOCK" has the meaning assigned such term in the recital to this Agreement.

         "SERIES F PURCHASERS" has the meaning assigned to such term in the recital to this Agreement.

         "SERIES F SHAREHOLDERS" means GAP 52, GAP Coinvestment II, TCV, Lehman and their respective Affiliates and Permitted Transferees (as defined in the Shareholders Agreement).

         "SERIES F STOCK PURCHASE AGREEMENT" has the meaning assigned to such term in the recital to this Agreement.

         "SERIES F WARRANTS" has the meaning assigned such term in the recital to this Agreement.

         "SERIES G PREFERRED STOCK" has the meaning assigned such term in the recital to this Agreement.

         "SHAREHOLDERS AGREEMENT" means the Amended and Restated Shareholders Agreement, dated the date hereof, among the Company, GAP 40, GAP 46, GAP 52, GAP Coinvestment, GAP Coinvestment II, Johnson, Johnson Trust #1, Johnson Trust #2, Ramsey/Beirne, Sasson, TCV and Lehman, as amended from time to time.

         "TCV III" has the meaning assigned to such term in the recital to this Agreement.

         "TCV III GP" has the meaning assigned to such term in the recital to this Agreement.

         "TCV III LP" has the meaning assigned to such term in the recital to this Agreement.

         "TCV III Q" has the meaning assigned to such term in the recital to this Agreement.

         "TCV III SP" has the meaning assigned to such term in the recital to this Agreement.

         "TCV SHAREHOLDERS" means TCV III GP, TCV III LP, TCV III Q, TCV III SP and any Permitted Transferee (as defined in the Shareholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

         "WARRANT" has the meaning assigned to such term in the recital to this Agreement.

         2.       GENERAL: SECURITIES SUBJECT TO THIS AGREEMENT.

                  (a) GRANT OF RIGHTS. The Company hereby grants registration rights to the FirePond Shareholders, the General Atlantic Shareholders, the Ramsey/Beirne Shareholders, the Sasson Shareholders, the TCV Shareholders and the Lehman Shareholders upon the terms and conditions set forth in this Agreement.

                  (b) REGISTRABLE SECURITIES. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of Registrable Securities proposed to be sold by a Designated Holder in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act and such Registrable Securities held by any Designated Holder constitute less than one percent (1 %) of the outstanding capital stock of the Company or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                  (c) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         3.       DEMAND REGISTRATION.

                  (a) REQUEST FOR DEMAND REGISTRATION. At any time after the IPO Effectiveness Date, (i) one or more of the General Atlantic Shareholders as a group, acting through GAP LLC or its written designee; (ii) the Major Shareholders as a group, acting through Johnson; or (iii) the Series F Shareholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Series F Shareholders (other than GAP 52 or GAP Coinvestment II) (each of (i), (ii) or (iii), the "Initiating Holder(s)") may make a written request to the Company to register, under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) and under the securities or "blue sky" laws of any jurisdiction designated by such holder or holders (a "Demand Registration"), the number of Registrable Securities stated in such request; PROVIDED, HOWEVER that the Company shall not be obligated to effect more than two (2) Demand Registrations for the General Atlantic Shareholders, two (2) Demand Registrations for the Major Shareholders and one (1) Demand Registration for the Series F Shareholders pursuant to this Section 3; PROVIDED, that in the event that the rights granted to the holders of Registrable Securities pursuant to
Section 4 hereof shall cease to be available to such holders as a result of changes in the federal securities laws, then the number of Demand Registrations available to such Series F Shareholders hereunder shall be increased from one
(1) Demand Registration to two (2) Demand Registrations pursuant to this Section
3. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within thirty (30) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three (3) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration within ninety (90) days after the effective date of any other Registration Statement of the Company. Each request for a Demand Registration by the Initiating Holder(s) shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

                  (b) INCIDENTAL OR "PIGGY-BACK" RIGHTS WITH RESPECT TO A DEMAND REGISTRATION. Each of the Designated Holders (other than the Initiating Holder(s) that have requested such registration) may offer its or his Registrable Securities under any Demand Registration pursuant to this Section 3. Within ten (10) days after the receipt from an Initiating Holder of a request for a Demand Registration, the Company shall (i) give written notice thereof to all of the Designated Holders (other than the Initiating Holder(s) that have requested such registration) and (ii) subject to Section 3(e), include in such registration all of the

Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days of the receipt by such Designated Holders of such written notice referred to in clause
(i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any such Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3, PROVIDED that any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holder(s).

                  (c) EFFECTIVE DEMAND REGISTRATION. The Company shall use its best efforts to expeditiously cause any such Demand Registration to become and remain effective as soon as practicable, but in any event not later than 120 days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold or (ii) 120 days; provided, HOWEVER, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated, (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders or (z) if the request for such Demand Registration is withdrawn by the Initiating Holder and such Initiating Holder reimburses the Company for any expenses incurred in relation thereto.

                  (d) EXPENSES. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective.

                  (e) UNDERWRITING PROCEDURES. If the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwriting, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to
Section 3(b) hereof shall be included in such underwriting unless such Designated Holder accepts the terms of the underwriting as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, FIRST as to the Designated Holders (that are not Initiating Holders that requested such registration and that requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any; and SECOND as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included in such registration.

                  (f) SELECTION OF UNDERWRITERS. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Initiating Holders that requested such registration holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); PROVIDED, HOWEVER , that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

         4.       FORM S-3.

                  (a) REQUEST FOR S-3 REGISTRATION. After the first public offering of its securities registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. The holders of at least (i) ten percent (10%) of the Registrable Securities or (ii) a majority in interest of the holders of Common Stock issuable or issued on conversion of the Series F Preferred Stock or (iii) holders registering Registrable Securities with an aggregate value of not less than $3,000,000 (the "S-3 Initiating Holders") shall have the right to request any number of registrations on Form S-3 (or any successor form) for the Registrable Securities held by such requesting holders (an "S-3 Registration"). Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. Within ten (10) days after the receipt from an S-3 Initiating Holder of a request for an S-3 Registration the Company shall give notice to all other Designated Holders of the receipt of a request for registration pursuant to this
Section 4 and such Designated Holders shall then have ten (10) days to notify the Company in writing of their desire to participate in such registration.

                  (b) FORM S-3 UNDERWRITING PROCEDURES. If the S-3 Initiating Holders so request, the Company shall use its best efforts to cause such S-3 Registration pursuant to this Section 4 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the S-3 Approved Underwriter selected in accordance with Section 4(f). In connection with any S-3 Registration under
Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the S-3 Approved Underwriter and the S-3 Initiating Holders, and then only in such quantity as such underwriter believes will not jeopardize the success of such offering by the S-3 Initiating Holders. If the S-3 Approved Underwriter believes that the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the S-3 Approved Underwriter believes may be sold without causing such adverse effect, FIRST, all of the Registrable Securities to be offered for the account of the S-3 Initiating Holders, pro rata based on the number of Registrable Securities owned by such S-3 Initiating Holders; SECOND, the Registrable Securities to be offered for the account of the other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 4(a), pro rata based on the number of Registrable Securities owned by such Designated Holders; and THIRD any other securities requested to be included in such underwritten offering.

                  (c) LIMITATIONS ON FORM S-3 REGISTRATIONS. If at the time of any request to register Registrable Securities pursuant to Section 4(a), the Company is engaged in, or has fixed plans to engage in within thirty (30) days of the time of such request, a registered public offering or is engaged or has fixed plans to engage in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested S-3 Registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three (3) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve (12) month period. In addition, the Company shall not be required to effect any registration pursuant to Section 4(a), (i) within 90 days after the effective date of any other Registration Statement of the Company, (ii) if within the 12-month period preceding the date of such request, the Company has effected two registrations on Form S-3 pursuant to
Section 4(a), (iii) if Form S-3 is not available for such offering by the S-3 Initiating Holders or (iv) if the S-3 Initiating Holders, together with the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under Section 4(a)) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of less than $3,000,000.

                  (d) NO DEMAND REGISTRATION. No registration requested by any Designated Holder pursuant to this Section 4 shall be deemed a Demand Registration pursuant to Section 3.

                  (e) EXPENSES. In any registration initiated as an S-3 Registration, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such S-3 Registration becomes effective.

                  (f) SELECTION OF UNDERWRITERS. If any S-3 Registration of Registrable Securities is in the form of an underwritten offering, the S-3 Initiating Holders that requested such registration holding a majority of the Registrable Securities held by all such S-3 Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "S-3 Approved Underwriter"); PROVIDED, HOWEVER, that the S-3 Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment. In connection with any S-3 Registration under this Section 4 involving an underwriting, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 4(a) hereof shall be included in such underwriting unless such Designated Holder accepts the terms of the underwriting as agreed upon by the Company, the S-3 Initiating Holder and the S-3 Approved Underwriter.

         5.       INCIDENTAL OR "PIGGY-BACK" REGISTRATION.

                  (a) REQUEST FOR INCIDENTAL REGISTRATION. At any time after the IPO Effectiveness Date, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least thirty (30) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall, and shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to, permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this
Section 5(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included pursuant to this Section 5 would materially adversely affect such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, FIRST, all of the securities to be offered for the account of the Company; SECOND , the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 5, pro rata based on the amount recommended by the Company Underwriter; and THIRD, any other securities requested to be included in such underwriting.

                  (b) EXPENSES. The Company shall bear all Registration Expenses (other than underwriting discounts and commissions) in connection with any Incidental Registration pursuant to this Section 5, whether or not such Incidental Registration becomes effective.

         6.       HOLDBACK AGREEMENTS.

                  (a) RESTRICTIONS ON PUBLIC SALE BY DESIGNATED HOLDERS. In connection with the Company's initial underwritten public offering, the Designated Holders, if requested in good faith by the Company and the managing underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities of the Company held by them (except for any securities sold pursuant to such registration statement) for a period following the effective date of such registration statement as agreed to by the holders of not less than a majority of the Registrable Securities, PROVIDED, HOWEVER that in no event shall such period exceed 180 days. In connection with any other underwritten public offering by the Company, to the extent holders of not less than a majority of the Registrable Securities have agreed with the managing underwriter(s) not to sell or otherwise transfer or dispose of any of the Registrable Securities held by each of them (except for any securities sold pursuant to such registration statement) for a period of time after the effective date of any such registration statement (such period not to exceed ninety (90) days) in order to effect an orderly public distribution thereof and each Designated Holder who either participates in such offering or has been afforded the opportunity to participate in such offering on a pro rata basis with the Initiating Holders and all other Designated Holders participating in such offering shall, if requested in good faith by the Company and the managing underwriter, enter into and execute such an agreement with such managing underwriter(s) and the Company pertaining to a restriction on the transfer of any Registrable Securities of the Company then held by them (and not included in such registration) during such same time period and on the same terms and conditions as the agreement made by said holders of a majority of the Registrable Securities. The foregoing provisions of this Section 6(a) shall only be applicable to the extent that, with respect to any applicable registration, the five officers of the Company holding the greatest number of shares of capital stock of the Company (assuming exercise or conversion of all exercisable or convertible securities) and all directors of the Company enter into similar agreements.

                  (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any registration statement in which the Designated Holders of Registrable Securities are participating, other than pursuant to Section 5 hereof, and ending on the earlier of (i) the date on which all Registrable Securities registered on such registration statement are sold or (ii) 120 days after the effective date of such registration statement.

         7.       REGISTRATION PROCEDURES.

                  (a) OBLIGATIONS OF THE COMPANY. Whenever the registration of Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                           (i) use its best efforts to prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that (x) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                           (ii)     prepare and file with the SEC such
         amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) 180 days or
         (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                           (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for 120 days or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER , that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                           (v)      use its best efforts to cause the
         Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                           (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                           (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter, S-3 Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3, Section 4 or Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                           (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                           (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                           (x) use its best efforts to furnish at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions and are reasonably acceptable to counsel representing the Company;

                           (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
         Section 11 (a) of the Securities Act and Rule 158 thereunder;

                           (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or approved for inclusion on Nasdaq, as applicable, PROVIDED that the applicable listing requirements are satisfied;

                           (xiii) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Section 3,
         Section 4 or Section 5 hereunder;

                           (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                           (xv) participate, to the extent reasonably requested by the managing underwriter for the offering or the holders, in efforts to sell the Registrable Securities under the offering (including without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

                           (xvi) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           (xvii) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                  (b) SELLER INFORMATION. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                  (c) NOTICE TO DISCONTINUE. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to

Section 7(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(vi).

                  (d) REGISTRATION EXPENSES. The Company shall pay all expenses (other than as set forth in Sections 3(d), 4(e) and 5(b)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky' laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities),
(iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) and the reasonable legal fees, charges and expenses of one counsel engaged by the Initiating Holders to represent their interests in connection with a Demand Registration and (v) any liability insurance or other premiums for insurance obtained by the Company in connection with any Demand Registration or Incidental Registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 7(d) are referred to herein as "Registration Expenses."

         8.       INDEMNIFICATION; CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, shareholders, members, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

                  (b) INDEMNIFICATION BY DESIGNATED HOLDERS. In connection with any registration statement in which a Designated Holder is participating pursuant to Section 3,

Section 4 or Section 5 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein; PROVIDED, HOWEVER, that the total amount to be indemnified by such Designated Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the registration statement or prospectus relates.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER , that the failure so to notify the Indemnifying Party, shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or
(iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

                  (d) CONTRIBUTION. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; PROVIDED that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         9. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Designated Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Designated Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the Initial Public Offering;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Designated Holder, so long as the Designated Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the

Company, and (iii) such other information as may be reasonably requested in availing any Designated Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

         10.      MISCELLANEOUS.

                  (a) RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to
(i) the shares of Common Stock and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially similar to this Agreement as a condition of any such transaction.

                  (b) NO INCONSISTENT AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                  (c) REMEDIES. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                  (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) the FirePond Shareholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the FirePond Shareholders, (iii) the holders of Registrable Securities representing (after giving effect to any adjustments) at least 75 % of (x) the aggregate number of Registrable Securities owned by all of the General Atlantic Shareholders plus (y) the aggregate number of Registrable Securities owned by the Ramsey/Beirne Shareholders and the Sasson Shareholders, as a group, and (iv) the Series F Shareholders (other than the General Atlantic Shareholders) holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the Series F Shareholders. Any such written consent shall be binding upon the Company and all of the Designated Holders.

                  (e) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                           (i)      if to the Company:

                                    FirePond, Inc.
                                    25 Burlington Mall Road, Suite 300
                                    Burlington, MA 01803
                                    Telecopy: (781) 328-0247
                                    Attn: President
                                    cc: Paul McDermott

                                    with copies to:

                                    FirePond, Inc.
                                    1000 Riverview Office Tower
                                    9009 34th Avenue South
                                    Bloomington, Minnesota 55425
                                    Attn: Thomas F. Carretta

                                    and;

                                    Goodwin, Procter & Hoar LLP
                                    Exchange Place
                                    Boston, MA 02109
                                    Telecopy: (617) 523-1231
                                    Attn: John J. Egan III, P.C.

                           (ii)     if to the Major Shareholders:

                                    c/o FirePond, Inc.
                                    1000 Riverview Office Tower
                                    9009 34th Avenue South
                                    Bloomington, Minnesota 55425
                                    Attention: General Counsel

                                    with a copy to:

                                    Kunard, Barnett, Kakeldey & Gates, Ltd.
                                    226 North Broad Street
                                    Mankato, Minnesota 56002
                                    Telecopy: (507) 345-7722
                                    Attention: Richard Kakeldey, Esq.

                           (iii)    if to the General Atlantic Shareholders:

                                    c/o General Atlantic Service Corporation
                                    3 Pickwick Plaza
                                    Greenwich, Connecticut 06830
                                    Telecopy: (203) 622-8818
                                    Attn: J. Michael Cline

                                    with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Telecopy: (212) 757-3990
                                    Attention: Matthew Nimetz, Esq.

                           (iv) if to any other Designated Holder, at its address as it appears on the record books of the Company.

                           (v)      if to the TCV Shareholders:

                                    Technology Crossover Ventures
                                    56 Main Street, Suite 210
                                    Millburn, NJ 07041
                                    Attention: Robert C. Bensky
                                    Phone: (973) 467-5320
                                    Telecopy: (973) 467-5323

                                    with a copy to:

                                    Technology Crossover Ventures
                                    575 High Street, Suite 400
                                    Palo Alto, CA 94301
                                    Attention: Jay C. Hoag
                                    Phone: (650) 614-8210
                                    Fax: (650) 614-8222

                           (vi)     if to the Lehman Shareholders:

                                    Lehman Brothers VC Partners L.P.
                                    3 World Financial Center
                                    New York, NY 10285
                                    Attention: Michael S. Castleman
                                    Phone: (212) 526-2969
                                    Fax: (212) 526-3836

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The Demand Registration rights of the General Atlantic Shareholders, the Major Shareholders, and the Series F Shareholders contained in
Section 3 hereof and the other rights of each of the General Atlantic Shareholders, the Major Shareholders, and the Series F Shareholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred among the General Atlantic Shareholders, (ii) automatically transferred among the Major Shareholders and (iii) automatically transferred among the Series F Shareholders, as the case may be, and in all other cases, transferred only with the consent of the Company. The incidental or "piggyback" registration rights of the Designated Holders contained in Sections 3(b), 4 and 5 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred by such Designated Holder to any Person who is the transferee of such Registrable Security; PROVIDED, HOWEVER, that the "piggyback" registration rights of the Other Shareholders (as set forth in subsection (g) below) may be transferred only with the consent of the Company. All of the obligations of the Company hereunder shall survive any such transfer.

                  (g) THIRD PARTY BENEFICIARIES. The parties to this Agreement agree that the shareholders of the Company listed on Schedule 2 (the "Other Shareholders") shall be entitled to certain "piggyback' registration rights under Sections 3(b), 4 and 5(a) of this Agreement. The rights granted pursuant to the preceding sentence are expressly conditioned on the agreement of each such Other Shareholder to abide by the obligations set forth herein as if each Other Shareholder was an original signatory to this Agreement including, without limitation, the obligations set forth in Sections 3(b), 4, 5(a), 6(a), 7(a) and 8(b). The Company shall provide notice to the Other Shareholders of an event that triggers the Other Shareholders' "piggyback" registration rights. Other than as set forth in this Section 10(g), no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                  (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, hereof.

                  (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law thereof.

                  (k) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

                  (l) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, the Original Agreement, the First Amendment and the Second Amendment.

                  (m) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement including without limitation the Original Agreement, as amended by the First Amendment and the Second Amendment.

                  (n) AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Registration Rights Agreement on the date first written above.

                                    FIREPOND, INC.



                                    By: /s/  Klaus P. Besier
                                        ----------------------------------------
                                             Name:  Klaus P. Besier
                                             Title: President


                                    GENERAL ATLANTIC PARTNERS 40, L.P.

                                    By: GENERAL ATLANTIC PARTNERS, LLC,
                                    Its: General Partner



                                    By: /s/  Thomas J. Murphy
                                        ----------------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney-in-Fact


                                    GENERAL ATLANTIC PARTNERS 46, L.P.

                                    By: GENERAL ATLANTIC PARTNERS, LLC
                                    Its: General Partner



                                    By: /s/ Thomas J. Murphy
                                        ----------------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney-in-Fact


                                    GENERAL ATLANTIC PARTNERS 52, L.P.

                                    By: GENERAL ATLANTIC PARTNERS, LLC
                                    Its: General Partner



                                    By: /s/ Thomas J. Murphy
                                        ----------------------------------------
                                             Name:  Thomas J. Murphy
                                             Title: Attorney-in-Fact

                                GAP COINVESTMENT PARTNERS, L.P.



                                By: /s/ Thomas J. Murphy
                                    --------------------------------------------
                                    Name:  Thomas J. Murphy
                                    Title: Attorney-in-Fact


                                GAP COINVESTMENT PARTNERS II, L.P.

                                By: /s/ Thomas J. Murphy
                                    --------------------------------------------
                                    Name:  Thomas J. Murphy
                                    Title: Attorney-in-Fact



                                /s/ Jerome D. Johnson
                                ------------------------------------------------
                                    Jerome D. Johnson


                                RACHEL LEE JOHNSON TRUST



                                By:
                                   ---------------------------------------------
                                   Name:  Richard H. Kakeldey
                                   Title: Trustee of the Rachel Lee Johnson
                                          Irrevocable Trust


                                ANNE MARIE JOHNSON TRUST



                                By:
                                   ---------------------------------------------
                                   Name:  Richard H. Kakeldey
                                   Title: Trustee of the Rachel Lee Johnson
                                          Irrevocable Trust

                       RAMSEY/BEIRNE ASSOCIATES INCORPORATED



                       By:
                          ---------------------------------------------
                          Name:
                          Title:



                          ---------------------------------------------
                          Ori Sasson



                          TCV III (GP)
                          By: Technology Crossover Management III, L.L.C.,
                          Its: General Partner



                          By: /s/ Robert C. Bensky
                              -----------------------------------------
                              Name:  Robert C. Bensky
                              Title: Chief Financial Officer

                            TCV III, L.P.
                            By: Technology Crossover Management III, L.L.C.,
                            Its: General Partner



                            By: /s/ Robert C. Bensky
                                ------------------------------------------------
                                Name:  Robert C. Bensky
                                Title: Chief Financial Officer


                            TCV III (Q), L.P.

                            By: Technology Crossover Management III, L.L.C.,
                                Its: General Partner


                            By: /s/ Robert C. Bensky
                                ------------------------------------------------
                                Name:  Robert C. Bensky
                                Title: Chief Financial Officer


                            TCV III Strategic Partners, L.P.

                            By: Technology Crossover Management III, L.L.C.,
                            Its: General Partner



                            By: /s/ Robert C. Bensky
                                ------------------------------------------------
                                Name:  Robert C. Bensky
                                Title: Chief Financial Officer

                            Lehman Brothers VC Partners L.P.
                            By: LB I Group Inc.
                            Its: General Partner



                            By: /s/ Alan Washkowitz
                                ------------------------------------------------
                                Name:  Alan Washkowitz
                                Title: Senior Vice President

                                                                      SCHEDULE 1



                               MAJOR SHAREHOLDERS



                            Rachel Lee Johnson Trust
                            Anne Marie Johnson Trust

                                   Schedule 2


                               Other Shareholders


-Christopher R. Arlandson as Co-trustee of the Christopher Robin Arlandson Irrevocable Trust
-Christopher R. Arlandson as Co-trustee of the Dawn Celeste Arlandson Irrevocable Trust
-Christopher R. Arlandson as Co-trustee of the John Roy Arlandson Irrevocable Trust
-Christopher R. Arlandson as Co-Trustee of the Scott David Arlandson Irrevocable Trust
-John S. Arlandson
-Alan R. Bennett
-Mary Sue Bifulk
-Richard J. Bouquet
-Frank D. Cesario
-Gerald W. Eick
-James R. Iglesias
-Charles E. Juntunen
-Richard H. Kakeldey
-Richard H. Kakeldey as Co-trustee of the Christopher Robin Arlandson Irrevocable Trust
-Richard H. Kakeldey as Co-trustee of the Dawn Celeste Arlandson Irrevocable Trust
-Richard H. Kakeldey as Co-trustee of the John Roy Arlandson Irrevocable Trust
-Richard H. Kakeldey as Trustee of the Scott David Arlandson Irrevocable Trust
-Robert E. Madsen
-Delores H. Perpich
-Rudolph G. Perpich, Jr.
-Gerald B. Smith
-Randolph E. Wersal